UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 29, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of June 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H)

LEHMAN XS TRUST 2007-10H

(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.

 (Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $964,341,000 in aggregate principal amount of Class I-AIO, Class I-A1-1, Class I-A1-2, Class I-A2, Class I-A3, Class I-A4-1, Class I-A4-2, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7, Class I-M8, Class I-M9, Class II-AIO, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class II-M1, Class II-M2, Class II-M3, Class II-M4, Class II-M5, Class II-M6, Class II-M7, Class II-M8 and Class II-M9 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H on June 29, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 22, 2007, as supplemented by the Prospectus Supplement dated June 28, 2007 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On June 29, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class I-P	$100
Class II-P	$100
Class I-X	N/A
Class II-X	N/A
Class I-LT-R	N/A
Class II-LT-R	N/A
Class I-R	N/A
Class II-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class I-AIO, Class I-A1-1, Class I-A1-2, Class I-A2, Class I-A3, Class I-A4-1, Class I-A4-2, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7, Class I-M8, Class I-M9, Class II-AIO, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class II-M1, Class II-M2, Class II-M3, Class II-M4, Class II-M5, Class II-M6, Class II-M7, Class II-M8, Class II-M9, Class I-P, Class II-P, Class I-X, Class II-X, Class I-LT-R, Class II-LT-R, Class I-R and Class II-R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools: one pool consisting of conventional, first lien, hybrid adjustable and fixed rate, fully amortizing, residential mortgage loans and a second pool consisting of conventional, first lien, fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $996,593,863 as of June 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Trust Agreement dated as of June 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of June 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3
The Group 1 Interest Rate Swap Agreement Confirmation and Group 1 Interest Rate Cap Agreement Confirmation, each dated as of June 29, 2007 (including ISDA Master Agreement, Schedule and Credit Support Annex), each between ABN AMRO Bank, N.V. and the Trustee on behalf of the Supplemental Interest Trust, Lehman XS Trust 2007-10H.

99.4
The Group 2 Interest Rate Cap Agreement Confirmation and the Balance Guaranteed Cap Agreement Confirmation, each dated as of June 29, 2007, between Lehman Brothers Special Financing Inc. and the Trustee on behalf of Lehman XS Trust 2007-10H.

99.5
Endorsement to Certificate Guaranty Insurance Policy (No. AB1094BE) effective as of June 29, 2007, issued by Ambac Assurance Corporation and relating to the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, Class I-A1-2 and Class I-A4-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: June 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated as of June 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of June 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3
The Group 1 Interest Rate Swap Agreement Confirmation and Group 1 Interest Rate Cap Agreement Confirmation, each dated as of June 29, 2007 (including ISDA Master Agreement, Schedule and Credit Support Annex), each between ABN AMRO Bank, N.V. and the Trustee on behalf of the Supplemental Interest Trust, Lehman XS Trust 2007-10H.

99.4
The Group 2 Interest Rate Cap Agreement Confirmation and the Balance Guaranteed Cap Agreement Confirmation, each dated as of June 29, 2007, between Lehman Brothers Special Financing Inc. and the Trustee on behalf of Lehman XS Trust 2007-10H.

99.5
Endorsement to Certificate Guaranty Insurance Policy (No. AB1094BE) effective as of June 29, 2007, issued by Ambac Assurance Corporation and relating to the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, Class I-A1-2 and Class I-A4-1.